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                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Elan Corporation, plc

Dear Sirs:

     We consent to incorporation by reference in the Post-Effective Amendments on Forms F-3 and S-8 to the Registration Statement on Form F-4 (No. 333-12756) of Elan Corporation, plc, the Registration Statements on Form S-8 (Nos. 333-13996, 333-12344, 333-11940, 333-09644, 333-09284, 333-09048, 333-08384,
333-07361, 333-07136, 333-14240, 33-27506 and 333-100252) of Elan Corporation,
plc, and the Registration Statement on Form F-3 (No. 333-13130) of Elan Corporation, plc and Athena Neurosciences Finance, LLC, of our report dated September 3, 2003, relating to the consolidated balance sheets of Elan Corporation, plc as of December 31, 2002 and 2001 and the related consolidated profit and loss accounts, statements of changes in shareholders' funds and statement of total recognized gains and losses for each of the years in the three year period ended December 31, 2002, all prepared in accordance with Irish generally accepted accounting principles, which report appears in the Annual Report on Form 20-F of Elan Corporation, plc for the fiscal year ended December 31, 2002.

/s/ KPMG


KPMG
Chartered Accountants
Dublin, Ireland


September 3, 2003